EXHIBIT 10.6

Final Form

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [__], 2023, and shall be effective as of the Closing Date (defined in the Business Combination Agreement), by and among (i) Helport Limited, a British Virgin Islands business company (the “Company”), (ii) Tristar Acquisition I Corp., an exempted company incorporated with limited liability in the Cayman Islands (“Purchaser”), (iii) Tristar Holdings I, LLC, a Cayman Islands limited liability company (the “Sponsor”), (iv) Navy Sail International Limited, a company incorporated in the British Virgin Islands with limited liability (“New Sponsor”) and (v) Helport AI Limited, a British Virgin Islands business company, (“Pubco”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Purchaser, the Sponsor and the New Sponsor are parties to that certain Registration Rights Agreement, dated as of October 13, 2021 (the “Original Agreement” and, as amended by this Amendment and the Joinder to Registration Rights Agreement, the “Registration Rights Agreement”), pursuant to which Purchaser granted certain registration rights to the Sponsor with respect to Purchaser’s securities;

WHEREAS, on July 18, 2023, the Company, the New Sponsor and the undersigned Insiders party thereto entered into that certain Joinder to Letter Agreement and Registration Rights Agreement (the “Joinder to Registration Rights Agreement”), pursuant to which the New Sponsor became party to the Original Letter Agreement;

WHEREAS, on November 12, 2023, (i) the Company, (ii) Purchaser, (iii) New Sponsor, (iv) PubCo, (v) Merger I Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco (“First Merger Sub”), and (vi) ) Merger II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”) entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, (i) on the Closing Date (as defined in the Business Combination Agreement), First Merger Sub will merge with and into the Company (the "First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of the Company being converted into the right to receive Pubco securities; (ii) on the Closing Date and immediately following the First Merger, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into the Purchaser (the “Second Merger”, and together with the First Merger, the “Mergers”), with the Purchaser surviving the Second merger as a wholly-owned subsidiary of Pubco and the outstanding securities of the Purchaser being converted into the right to receive securities of Pubco; and, in connection therewith (iii) each outstanding warrant of the Purchaser shall be assumed by Pubco and become a warrant to purchase the same number of ordinary shares of Pubco at the same exercise price during the same exercise period and otherwise on the same terms as the warrants of the Purchaser being assumed all upon the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to add Pubco as a party to the Registration Rights Agreement and to revise certain terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Ordinary Shares and assumption of the Private Placement Warrants thereunder; and

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WHEREAS, pursuant to Section 5.8 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the Holders of at least a majority of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one holder of Registrable Securities, solely in its capacity as a holder of the ordinary shares of the Company, in a manner that is materially different from the other holders of Registrable Securities (in such capacity) shall require the consent of the holder so affected.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing Date, all of the rights and obligations of Purchaser under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by Pubco as if it were the original “Company” party thereto. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing Date as if it were the original “Company” party thereto, and all other parties agree to comply with all obligations under the Registration Rights Agreement, and be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing Date towards Pubco as if it were the original “Company” party thereto .

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) (c) Section 2.1.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the date the Company consummates its initial Business Combination, the Holders of at least a majority in interest of the then-outstanding number of Registrable Securities (the “Demanding Holders”) may make a written demand for Registration of all or part of its Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within five (5) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall (i) file, as soon thereafter as is practicable, but not more than forty-five (45) days immediately after the Company’s receipt of the Demand Registration, and (ii) effect, within seventy-five (75) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holder and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form F-1 or any similar long-form registration statement that may be available at such time (“Form F-1”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form F-1 Registration have been sold, in accordance with Section 3.1 of this Agreement; provided, further, that an Underwritten Shelf Takedown shall not count as a Demand Registration.”

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(c) The parties hereby agree that the term “Registrable Security” shall include any Pubco Ordinary Shares issued by Pubco to the Holders under the Business Combination Agreement in the Second Merger for their Registrable Securities of Purchaser, and any Private Placement Warrants assumed by Pubco in connection therewith and any Pubco Ordinary Shares issuable upon exercise or conversion of such Private Placement Warrants and any other securities of Pubco or any successor entity issued to the Holders in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Ordinary Shares” will instead refer to Pubco Ordinary Shares, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend, distribution, recapitalization or similar event or otherwise) or in exchange for any of such securities.

(d) Section 5.1 of the Registration Rights Agreement is hereby amended to add the following address for notices to Purchaser under the Registration Rights Agreement: “Helport AI Limited , 9 Temasek Boulevard#07-00, Suntec Tower Two, Singapore, 038989, Attn: Shi Cong, Telephone No.: + 82336584, Email:shicong@helport.net, with a copy (which will not constitute notice) to: Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, USA, Attn: Barry I. Grossman, Esq., Jonathan P. Cramer, Esq., Jessica Yuan, Esq., Facsimile No.: (212) 370-7889, Telephone No.: (212) 370-1300, Email: bigrossman@egsllp.com, jcramer@egsllp.com, jyuan@egsllp.com.

3. Effectiveness. This Amendment shall become effective upon the Merger Effective Time. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing Date, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 5.9 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

HELPORT LIMITED

By:
Name:
Title:

Sponsor:

TRISTAR HOLDINGS I, LLC

By:
Name:
Title:

Sponsor:

NAVY SAIL INTERNATIONAL LIMITED

By:
Name:
Title:

Purchaser:

TRISTAR ACQUISITION I CORP.

By:
Name:
Title:

[Signature Page to First Amendment to Registration Rights Agreement]

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Pubco:

HELPORT AI LIMITED

By:
Name:
Title:

[Signature Page to First Amendment to Registration Rights Agreement]

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